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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-10529

The Investment House Funds

(Exact name of registrant as specified in charter)

11150 Santa Monica Boulevard, Suite 850 Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl

The Investment House LLC   11150 Santa Monica Boulevard, Suite 850            Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605

Date of fiscal year end:     July 31, 2014

Date of reporting period:    July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Investment House Growth Fund Annual Report July 31, 2014

The Investment House Growth Fund
Letter to Shareholders
September 15, 2014

We closed out our thirteenth fiscal year on July 31, 2014, and I would like to thank you for joining us as shareholders of The Investment House Growth Fund (the “Fund”). All of us at The Investment House, LLC continue to share a common goal: to help our clients realize their financial goals through the long-term compounding of capital.

For the fiscal year ended July 31, 2014, the Fund’s total return was 20.77% versus 16.94% for the S&P 500 Index (the “S&P 500”). Since the Fund’s inception on December 28, 2001, the Fund has had a cumulative total return through July 31, 2014 of 145.58% versus 113.97% for the S&P 500.

Our largest sector concentrations continue to be in Information Technology (53.2% vs. 19.4% for the S&P 500) and Health Care (18.1% vs. 13.5% for the S&P 500), together comprising 71.3% of the Fund’s total investments at fiscal year-end. The balance of our portfolio holdings were comprised of 8.1% Industrials; 6.9% Basic Materials; 6.1% Consumer Discretionary; 4.4% Consumer Staples; 2.3% Energy; and 0.8% Financials.

Our 5 largest holdings comprised 33.0% of the portfolio, and were all related in some way to the Information Technology sector. However, it is important to remember that we view such categorization as somewhat arbitrary, as it stretches across a vast landscape of different kinds of businesses, from 3-D industrial dimensional printing manufacturers (Stratasys); to internet search (Google); to financial management software platforms (Intuit); to a branded lifestyle, entertainment, and productivity enhancer (Apple); and to the pre-eminent social networking company (Facebook). In fact, in this age, it is very hard to find a business which does not in some important way directly make use of and benefit from Information Technology, and therefore we regard the 53.2% Information Technology sector membership of our portfolio companies as a far more economically and financially diverse sector than the single name “Information Technology” would suggest.

Nevertheless, we are glad we had the allocation, as given our weighting of roughly three times the S&P 500’s Information Technology sector weighting, the 30.0% return attributable to the sector was very helpful to our overall performance. Our sector allocation and security selection combined to generate 72.4% of the Fund’s overall returns, or 15.0% for the year. Unfortunately, our 0.8% weight in the Financials sector (vs. 16.1% for the S&P 500) detracted from our result, as Financials advanced 11.2% overall vs -7.4% for our Financials. In Health Care, our weighting led the S&P 500 18.1% to 13.5%, while the performance of our selected names was 30.8% to 21.5% for the S&P 500. In Materials, we had the reverse: our allocation was 6.9% vs. 3.5% for the S&P 500, and our stocks in that sector were up 16.5% vs. 23.1% for the S&P 500. Our 0% allocation to Telecommunication Services (vs. 2.5% for the S&P 500) detracted from our returns, as the sector advanced 14.9% on the year. Likewise, Utilities advanced 8.5%, and while the S&P 500 has a 3.0% weight in them, we have none. Our Consumer Discretionary weight was 6.1% vs. 11.8% for the S&P 500, with returns of -0.8% and 11.0%, respectively. Our small Energy allocation of 2.3% (vs. 10.6% for the S&P 500) returned -14.1% vs. 18.7% for the S&P 500. Overall, the Fund returned 20.77% for the year vs. 16.94% for the S&P 500.

RISK MANAGEMENT AND DIVERSIFICATION
Our attitude toward Risk Management remains the same: we define risk as the chance of permanent capital loss. We attempt to limit this risk by selecting what we believe are the very best companies, and by managing portfolio risk by diversifying our separate company holdings. To the extent that such holdings, though in different companies, remain in or are related to the same sectors on the economy, then such concentrations may add to sector risk. Our largest single holding, Apple, represented 9.5% of the Fund’s net assets (vs. a 3.0% weight in the S&P 500) and returned 51.5% on the year, thus contributing 3.8% to our overall Fund performance.

PORTFOLIO TURNOVER
We continue to believe that less portfolio activity with the right companies is far superior to more activity with the wrong ones. This policy of enlightened lethargy has resulted in an average annual total return after taxes on distributions of 7.35% per year (through July 2014) for the Fund since its inception, versus a pre-tax return of 7.40%. Our inactivity, therefore, has benefited our shareholders by costing us only 5 basis points (five one hundredths of a percentage point) in average annual total return over the course of our thirteen years. Of course, we still have just a little way to go to hit zero, but we are mighty close.

The Fund’s portfolio turnover rate for the fiscal year was 9%. As in the past, we try to invest in companies we believe have strong, profitable, competitive advantages which are growing and sustainable long into the future, such that time is our best friend in owning them. Sometimes we get it wrong, or there is a change in circumstance which requires a change in our positioning. In all cases, however, we are motivated by producing the greatest after-tax growth of capital consistent with our desire to minimize the risk of permanent capital loss.

Average Annual Total Returns (for periods ended July 31, 2014)	1 Year	5 Years	10 Years	Since Inception
Returns Before Taxes	20.77%	18.09%	8.33%	7.40%
Returns After Taxes on Distributions	20.11%	17.96%	8.27%	7.35%
Returns After Taxes on Distributions and Sale of Fund Shares	12.25%	14.72%	6.82%	6.10%
Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The performance above presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an IRA or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

MARKET COMMENTARY
As we look back upon the past year, certainly one of the most remarkable financial and economic events must be the relentless and uniform decline of worldwide interest rates. While not too long ago, the Japanese long term government rate was regarded as an exotic outlier at a yield of around 1% per annum — today, German long term government bonds yield 0.94%, Switzerland’s 0.48%, Finland’s 1.08%, and Japan 0.54%. Only 5 years ago, double digit or high single digit bond yields were a reality in Ireland, Spain, Italy, and Portugal, today such yields stand at 1.65%, 2.05%, 2.27%, and 3.07%, respectively. Even the once near-to-defaulted Greece has seen yields drop in the past 5 years from the 20s to 5.57%.

Long-term interest rates
30%
27%
24%
21%
18%
15%
12%
9%
6%
3%
0%
Oct. 09
Feb. 10
Jun. 10
Oct. 10
Feb. 11
Jun. 11
Oct. 11
Feb. 12
Jun. 12
Oct. 12
Feb. 13
Jun. 13
Oct. 13
Feb. 14
Jun. 14
Greece
Cyprus
Cyprus (real)*
Portugal
Slovenia
Italy
Malta
Slovakia
Spain
Ireland
Belgium
France
Austria
Netherlands
Finland
Luxembourg
Germany
Source: ECB

* actual market trade values without cut-off yield for the Cyprus government bond maturing 3 February 2020

Our own 10 year treasury yield has dropped another half a percent in the past year, to 2.43% currently.

In the U.S., we can see two principal effects of the decline in long term interest rates: a large increase in the price of financial assets, as well as a large increase in the size of government debt. As the chart below shows, U.S. government debt as a percentage of GDP rose from 60% to over 100% since 2008.

Interestingly, such an increase in debt was not experienced by U.S. corporations, even though interest rates declined markedly. In fact, as we can see below, while non-financial debt of U.S. corporations has risen somewhat in the past 5 years, it is still at the level of 20 years ago.

What can we conclude about the likely long term economic effects of this disparity in the government and corporate sector’s response to large declines in interest rates? For a clue, we believe it is helpful to look at the real engine of economic growth: labor force productivity. As we can see below, recent productivity has been significantly lower than that which was achieved in the 17 years from 1990 to 2007, notwithstanding a sharp decline in interest rates over the last 5 years. It is interesting to note that these high productivity years also corresponded to higher levels of corporate borrowing. In other words corporations increasing their returns on invested capital through innovation quite rationally increased their debt levels in order to capitalize their internal improvements. We are hopeful that the recent return of higher corporate borrowing from depressed levels of 2008-2009 reflects the return of confidence in corporations’ ability to innovate and grow over the long term. Whether increasing debt incurred by the government will stimulate similar effects, only time will tell.

As always, we will be on the lookout for the corporations whose growth is sustainable and profitable for the long term, and whose high returns on invested capital will help us achieve long term growth of our investible capital. With interest rates continuing as low as they are, we believe there are still substantial opportunities for corporations to do this well into the future.

Sincerely,

The Investment House, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.tihfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Investment House Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Some of the information given in this publication has been produced by unaffiliated third parties and, while it is deemed reliable, the adviser does not guarantee its timeliness, sequence, accuracy, adequacy, or completeness and makes no warranties with respect to results to be obtained from its use.

The Investment House Growth Fund’s expense ratio was 1.48% during the year ended July 31, 2014. The expense ratio disclosed in the December 1, 2013 prospectus was 1.79%.

The Investment House Growth Fund
Performance Information
July 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
 The Investment House Growth Fund and the S&P 500 Index Since Inception*

Average Annual Total Returns** (for periods ended July 31, 2014)
	1 Year	5 Years	10 Years	Since Inception*
The Investment House Growth Fund (a)	20.77%	18.09%	8.33%	7.40%
S&P 500 Index	16.94%	16.79%	8.00%	6.23%

*	Initial public offering of shares was December 28, 2001.

**	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)	The Fund’s expense ratio was 1.48% during the year ended July 31, 2014. The expense ratio in the December 1, 2013 prospectus was 1.79%.

The Investment House Growth Fund
Portfolio Information
July 31, 2014 (Unaudited)

Sector Diversification vs. the S&P 500 Index
 (% of Total Investments)

Top 10 Holdings
Security Description	% of Net Assets
Apple, Inc.	9.5%
Facebook, Inc. - Class A	7.9%
Stratasys Ltd.	6.7%
Intuit, Inc.	4.9%
eBay, Inc.	4.0%
Trimble Navigation Ltd.	3.9%
Google, Inc. - Class A	3.4%
Google, Inc. - Class C	3.4%
McKesson Corporation	2.9%
Ecolab, Inc.	2.7%

The Investment House Growth Fund
Schedule of Investments
July 31, 2014

Common Stocks — 113.4%	Shares	Value
Consumer Discretionary — 6.9%
Hotels, Restaurants & Leisure — 1.6%
Yum! Brands, Inc.	14,000	$971,600

Household Durables — 2.6%
Harman International Industries, Inc.	5,250	569,887
Tupperware Brands Corporation	14,000	1,018,920
		1,588,807
Internet & Catalog Retail — 1.6%
Amazon.com, Inc.*	3,000	938,970

Textiles, Apparel & Luxury Goods — 1.1%
PVH Corporation	3,000	330,540
Ralph Lauren Corporation	2,000	311,720
		642,260
Consumer Staples — 5.0%
Beverages — 1.7%
Coca-Cola Company (The)	26,000	1,021,540

Food & Staples Retailing — 2.1%
Costco Wholesale Corporation	5,000	587,700
CVS Caremark Corporation	9,000	687,240
		1,274,940
Household Products — 1.2%
Church & Dwight Company, Inc.	11,000	705,980

Energy — 2.5%
Energy Equipment & Services — 0.9%
Schlumberger Ltd.	5,250	569,047

Oil, Gas & Consumable Fuels — 1.6%
Solazyme, Inc.*	100,000	968,000

Financials — 1.0%
Diversified Financial Services — 1.0%
IntercontinentalExchange Group, Inc.	3,000	576,660

Health Care — 20.6%
Biotechnology — 3.0%
Celgene Corporation*	10,000	871,500
Gilead Sciences, Inc.*	10,000	915,500
		1,787,000

The Investment House Growth Fund
Schedule of Investments (Continued)

Common Stocks — 113.4% (Continued)	Shares	Value
Health Care — 20.6% (Continued)
Health Care Equipment & Supplies — 6.6%
Baxter International, Inc.	9,000	$672,210
Intuitive Surgical, Inc.*	3,000	1,372,650
Medtronic, Inc.	21,000	1,296,540
Stryker Corporation	7,500	598,275
		3,939,675
Health Care Providers & Services — 5.3%
Henry Schein, Inc.*	12,700	1,476,375
McKesson Corporation	9,000	1,726,740
		3,203,115
Pharmaceuticals — 5.7%
Allergan, Inc.	8,500	1,409,810
Mylan, Inc.*	30,000	1,481,100
Roche Holdings AG - ADR	14,000	508,550
		3,399,460
Industrials — 9.2%
Air Freight & Logistics — 1.3%
FedEx Corporation	5,300	778,464

Airlines — 1.3%
American Airlines Group, Inc.	20,000	777,000

Commercial Services & Supplies — 1.1%
Stericycle, Inc.*	6,000	705,900

Electrical Equipment — 0.9%
Eaton Corporation plc	7,750	526,380

Machinery — 3.4%
Cummins, Inc.	4,500	627,255
Pall Corporation	18,100	1,402,207
		2,029,462
Road & Rail — 1.2%
Norfolk Southern Corporation	7,000	711,620

Information Technology — 60.3%
Communications Equipment — 1.7%
QUALCOMM, Inc.	13,700	1,009,690

The Investment House Growth Fund
Schedule of Investments (Continued)

Common Stocks — 113.4% (Continued)	Shares	Value
Information Technology — 60.3% (Continued)
Electronic Equipment, Instruments & Components — 3.9%
Trimble Navigation Ltd.*	75,600	$2,336,040

Internet Software & Services — 18.7%
eBay, Inc.*	45,000	2,376,000
Facebook, Inc. - Class A*	65,000	4,722,250
Google, Inc. - Class A*	3,600	2,086,380
Google, Inc. - Class C*	3,600	2,057,760
		11,242,390
IT Services — 5.0%
Accenture plc - Class A	17,900	1,419,112
Alliance Data Systems Corporation*	2,250	590,153
Automatic Data Processing, Inc.	7,000	569,170
Xerox Corporation	30,000	397,800
		2,976,235
Semiconductors & Semiconductor Equipment — 2.7%
Texas Instruments, Inc.	35,000	1,618,750

Software — 9.0%
Adobe Systems, Inc.*	12,000	829,320
Autodesk, Inc.*	11,000	586,850
Intuit, Inc.	36,000	2,950,920
SAP SE - ADR	13,000	1,020,370
		5,387,460
Technology Hardware, Storage & Peripherals — 19.3%
Apple, Inc.	59,500	5,686,415
EMC Corporation	45,000	1,318,500
NCR Corporation*	18,000	557,100
Stratasys Ltd.*	40,000	4,021,600
		11,583,615
Materials — 7.9%
Chemicals — 7.9%
Ecolab, Inc.	15,000	1,627,950
Monsanto Company	5,000	565,450
Scotts Miracle-Gro Company (The) - Class A	23,600	1,255,520
Sigma-Aldrich Corporation	12,600	1,265,292
		4,714,212

Total Common Stocks (Cost $34,473,811)		$67,984,272

The Investment House Growth Fund
Schedule of Investments (Continued)

Money Market Funds — 0.0%(a)	Shares	Value
First American Government Obligations Fund - Class Z, 0.01%(b) (Cost $777)	777	$777

Total Investments at Value(c) — 113.4% (Cost $34,474,588)		$67,985,049

Liabilities in Excess of Other Assets — (13.4%)		(8,044,001)

Net Assets — 100.0%		$59,941,048

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	Rate shown is the 7-day effective yield as of July 31, 2014.

(c)	All securities are pledged as collateral for the Fund’s bank line of credit (Note 5).

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Assets and Liabilities
July 31, 2014

ASSETS
Investments in securities:
At acquisition cost	$34,474,588
At value (Note 2)	$67,985,049
Dividends and reclaims receivable	38,788
Receivable for capital shares sold	933
Total Assets	68,024,770

LIABILITIES
Line of credit payable (Note 5)	8,008,000
Payable for capital shares redeemed	2,500
Accrued investment advisory fees (Note 4)	60,382
Other liabilities	12,840
Total Liabilities	8,083,722

NET ASSETS	$59,941,048

Net assets consist of:
Paid-in capital	$26,369,444
Accumulated net investment loss	(162,107)
Accumulated net realized gains from security transactions	223,250
Net unrealized appreciation on investments	33,510,461
Net assets	$59,941,048

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,509,111

Net asset value, redemption price and offering price per share (Note 2)	$23.89

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Operations
For the Year Ended July 31, 2014

INVESTMENT INCOME
Dividends (Net of foreign tax of $5,116)	$607,986

EXPENSES
Investment advisory fees (Note 4)	812,371
Interest expense and fees (Note 5)	29,413
Trustees’ fees (Note 4)	15,000
Total Expenses	856,784

NET INVESTMENT LOSS	(248,798)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,745,180
Net change in unrealized appreciation/depreciation on investments	9,060,794
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	10,805,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,557,176

See accompanying notes to financial statements.

The Investment House Growth Fund
Statements of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013
FROM OPERATIONS
Net investment loss	$(248,798)	$(154,836)
Net realized gains from security transactions	1,745,180	3,502,408
Net change in unrealized appreciation/ depreciation on investments	9,060,794	5,627,426
Net increase in net assets resulting from operations	10,557,176	8,974,998

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(1,351,058)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,860,127	6,106,674
Reinvestment of distributions to shareholders	1,115,138	—
Payments for shares redeemed	(6,218,059)	(3,715,202)
Net increase (decrease) in net assets from capital share transactions	(1,242,794)	2,391,472

TOTAL INCREASE IN NET ASSETS	7,963,324	11,366,470

NET ASSETS
Beginning of year	51,977,724	40,611,254
End of year	$59,941,048	$51,977,724

ACCUMULATED NET INVESTMENT LOSS	$(162,107)	$(117,566)

CAPITAL SHARE ACTIVITY
Shares sold	169,116	329,718
Shares issued in reinvestment of distributions to shareholders	49,628	—
Shares redeemed	(275,929)	(203,432)
Net increase (decrease) in shares outstanding	(57,185)	126,286
Shares outstanding, beginning of year	2,566,296	2,440,010
Shares outstanding, end of year	2,509,111	2,566,296

See accompanying notes to financial statements.

The Investment House Growth Fund
Statement of Cash Flows
For the Year Ended July 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,557,176
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gains from security transactions	(1,745,180)
Net change in unrealized appreciation/depreciation on investments	(9,060,794)
Increase in dividends receivable	(12,301)
Proceeds from investment securities litigation settlements	954
Purchase of investment securities	(7,770,078)
Proceeds from sales of investment securities	5,534,361
Increase in other liabilities	3,543
Purchase of short-term investments, net	(582)
Increase in accrued investment advisory fees	12,839
Decrease in accrued Trustees' fees	(15,000)
NET CASH USED IN OPERATING ACTIVITIES	(2,495,062)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in line of credit payable	5,101,000
Proceeds from capital shares sold	3,860,628
Payments for capital shares redeemed	(6,230,645)
Cash distributions paid to shareholders from net realized gains on investments	(235,921)
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,495,062

NET CHANGE IN CASH	—
Cash, beginning of year	—
Cash, end of year	$—

During the year ended July 31, 2014, interest and fees paid were $25,870.

Non-cash financing activities not included consist of reinvestment of distributions of $1,115,137.

See accompanying notes to financial statements.

The Investment House Growth Fund
Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended
	July 31, 2014	July 31, 2013	July 31, 2012	July 31, 2011	July 31, 2010
Net asset value at beginning of year	$20.25	$16.64	$14.29	$11.90	$10.65

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.06)	(0.10)	(0.08)	(0.06)
Net realized and unrealized gains on investments	4.27	3.67	2.45	2.47	1.31
Total from investment operations	4.17	3.61	2.35	2.39	1.25

Less distributions:
From net realized gains on investments	(0.53)	—	—	—	—

Net asset value at end of year	$23.89	$20.25	$16.64	$14.29	$11.90

Total return(a)	20.77%	21.69%	16.45%	20.08%	11.74%

Net assets at end of year (000’s)	$59,941	$51,978	$40,611	$34,943	$30,011

Ratio of expenses to average net assets	1.48%	1.79%	1.86%	1.60%	1.59%

Ratio of expenses to average net assets excluding borrowing costs	1.43%	1.44%	1.53%	1.41%	1.41%

Ratio of net investment loss to average net assets	(0.43%)	(0.33%)	(0.65%)	(0.57%)	(0.50%)

Portfolio turnover rate	9%	8%	4%	25%	8%

(a)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

The Investment House Growth Fund
Notes to Financial Statements
July 31, 2014

1. Organization

The Investment House Growth Fund (the “Fund”) is a diversified series of The Investment House Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Equity securities of the Fund generally are valued at their market value, but if market prices are not available or The Investment House LLC, the investment adviser to the Fund (the “Adviser”), believes such prices do not accurately reflect the market value of such securities, securities will be valued by the Adviser at their fair value, according to procedures approved by the Board of Trustees and such securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure

The Investment House Growth Fund
Notes to Financial Statements (Continued)

purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2014 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,984,272	$—	$—	$67,984,272
Money Market Funds	777	—	—	777
Total	$67,985,049	$—	$—	$67,985,049

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of July 31, 2014, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of July 31, 2014. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share valuation – The net asset value of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

Years Ended	Long-Term Capital Gains	Total Distributions
July 31, 2014	$1,351,058	$1,351,058
July 31, 2013	$—	$—

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that the Fund distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2014:

Cost of portfolio investments	$34,474,588
Gross unrealized appreciation	$34,137,977
Gross unrealized depreciation	(627,516)
Net unrealized appreciation	33,510,461
Undistributed long-term gains	223,250
Qualified late year ordinary losses	(162,107)
Total distributable earnings	$33,571,604

During the year ended July 31, 2014, the Fund utilized $82,187 of capital loss carryforwards to offset current year realized gains. As of July 31, 2014, there are no remaining capital loss carryforwards.

Net qualified late year losses incurred after December 31, 2013 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended July 31, 2014, the Fund intends to defer $162,107 of late year ordinary losses to August 1, 2014 for federal income tax purposes.

For the year ended July 31, 2014, the Fund reclassified $88,685 and $115,572 of net investment loss against accumulated net realized gains from security transactions and paid-in capital, respectively, on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2011 through July 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended July 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,770,078 and $5,534,361, respectively.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

4. Transactions with Related Parties

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of a Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $7,500 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with US Bank NA that provides a maximum borrowing of up to $12,000,000. The line of credit may be used to cover redemptions and/or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing plus an annual renewal fee of $500. The line of credit matures on December 14, 2014. During the year ended July 31, 2014, the Fund incurred $29,413 of interest expense and fees related to borrowings. The average debt outstanding and the average interest rate for days with borrowings during the year ended July 31, 2014 were $1,623,842 and 3.00%, respectively. The largest outstanding borrowing during the year ended July 31, 2014 was $8,038,000. As of July 31, 2014, the Fund had outstanding borrowings of $8,008,000. All of the Fund’s securities are pledged as collateral for the Fund’s bank line of credit.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology sector, it will be affected by developments affecting the sector. Companies in this sector may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence. As of July 31, 2014, the Fund had 60.3% of the value of its net assets invested within the Information Technology sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Investment House Growth Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Investment House Funds
 and the Shareholders of The Investment House Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Investment House Growth Fund, a series of shares of The Investment House Funds, as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment House Growth Fund as of July 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 September 26, 2014

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2014 – July 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,044.60	$7.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.31	$7.55

*   Expenses are equal to the Fund’s annualized expense ratio of 1.51% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-456-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Investment House Growth Fund
Information Regarding Trustees and Officers
(Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Darrin F. DelConte 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1966	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Darrin F. DelConte is Executive Vice President of Pacific Crane Maintenance Co. (marine maintenance company).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Nicholas G. Tonsich 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1961	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas G. Tonsich is Partner in Glaser & Tonsich, LLP (law firm) and President of Ocean Terminal Services, Inc. (equipment maintenance company).	1	None

The Investment House Growth Fund
Information Regarding Trustees and Officers
(Unaudited) (Continued)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Timothy J. Wahl[1] 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1965	President and Trustee	Since October 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy J. Wahl is President of The Investment House LLC since May 2012. From May 2009 to April 2012, he was Managing Director and Investment Committee member of First Western Investment Management, Inc.	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
David L. Kahn 11150 Santa Monica Blvd., Suite 850 Los Angeles, CA 90025 Year of Birth: 1957	Chief Compliance Officer; Secretary	Since September 2004 Since October 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
David L. Kahn is Chief Compliance Officer of The Investment House LLC since May 2012. From May 2009 to May 2012, he was Senior Vice President of First Western Investment Management, Inc.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1957	Vice President	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1969	Treasurer	Since September 2013
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Theresa M. Bridge is Director of Fund Accounting of Ultimus Fund Solutions, LLC.		N/A

1	Mr. Wahl is an “interested person” of the Trust because he is an owner and officer of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-456-9518.

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THE INVESTMENT HOUSE FUNDS

Investment Adviser
The Investment House LLC
11150 Santa Monica Boulevard
Suite 850
Los Angeles, California 90025

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.456.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
Suite 450
Cincinnati, Ohio 45202

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Nicholas G. Tonsich
Timothy J. Wahl

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Theresa M. Bridge, Treasurer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $13,500 with respect to the registrant’s fiscal years ended July 31, 2014 and 2013, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended July 31, 2014 and 2013, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended July 31, 2014 and 2013, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Investment House Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	October 1, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 1, 2014

* Print the name and title of each signing officer under his or her signature.